Non-current assets	12 Months Ended
Dec. 31, 2018
Other Assets, Noncurrent Disclosure [Abstract]
Non-current assets
7. Non-current assets
The scrap value of the vessels is estimated at $300 (2017: $300) per lightweight ton. Interest capitalized in relation to vessels under construction during the year ended December 31, 2018 was nil (2017: $0). Vessels, which are owned and operated by Ardmore, have been provided as collateral under certain loan agreements entered into by Ardmore (see Note 8). Sellers credit in relation to the finance leases for the
Ardmore Sealeader
 and
Ardmore Sealifter
 of $2.9 million are included within non-current assets (see Note 9). Leasehold improvements consist of fit-out costs in relation to work completed on Ardmore’s offices in Ireland and Singapore. Other non-current assets consist of office equipment, and fixtures and fittings. No impairment has been recognized as at the balance sheet date.